Subsequent Events (Unaudited)	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events (Unaudited)

(18) Subsequent Events (Unaudited)

On April 2, 2012, the Company's wholly-owned subsidiary Momentive Performance Materials GmbH, the German Borrower under the senior secured credit facilities, incurred incremental term loans under the senior secured credit facilities in an aggregate principal amount of $175 in the form of new tranche B-3 term loans denominated in U.S. dollars. The tranche B-3 term loans were incurred to refinance existing term loans maturing December 4, 2013 under the senior secured credit facilities. The tranche B-3 term loans will mature on May 5, 2015. The interest rate per annum applicable to the tranche B-3 term loan is equal to an adjusted LIBOR rate for, at the option of the German Borrower, a one-, two-, three- or six-month interest period, or a nine- or twelve-month period, if available from all relevant lenders, in each case plus an applicable margin of 3.5%. As part of the senior secured credit facilities, the tranche B-3 term loans are subject to the covenants under the Credit Agreement (none of which have been modified in connection with the incurrence of the new tranche B-3 term loans), including the Senior Secured Leverage Ratio maintenance covenant.

The Company has evaluated subsequent events from the balance sheet date through March 2, 2012, the original issuance date, and updated the evaluation of subsequent events through the date of this prospectus and determined there are no other items that require adjustment and/or disclosure in the consolidated financial statements.